Exhibit 10.6

PLEDGE AND SECURITY AGREEMENT

(SEVENTH MEZZANINE LOAN)

THIS PLEDGE AND SECURITY AGREEMENT (SEVENTH MEZZANINE LOAN) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), dated as of December 21, 2007, made by HCR VII PROPERTIES, LLC, a Delaware limited liability company (“Borrower”, or “Pledgor”), in favor of JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, having an address at 270 Park Avenue, New York, New York 10017 (together with its successors and assigns, “Lender”), as collateral agent for itself and the other Noteholders (as defined below).

RECITALS

WHEREAS, JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Mortgage Noteholders”) are making a loan in the aggregate principal amount of $3,000,000,000.00 (the “Mortgage Loan”), which Mortgage Loan is evidenced by that certain Promissory Note, dated as of the date hereof (as the same may be amended, severed, split, extended, consolidated, restated, replaced, supplemented or otherwise modified from time to time, the “Mortgage Note”), made by each of the parties set forth on Schedule I attached thereto (each, a “Mortgage Borrower” and collectively, the “Mortgage Borrowers”) in favor of the Mortgage Noteholders pursuant to that certain Loan Agreement, dated as of the date hereof, by and among JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as collateral agent for itself and the other Mortgage Noteholders (together with its successors and assigns, the “Mortgage Lender”), the Mortgage Borrowers and HCR ManorCare Maryland Properties, LLC a Delaware limited liability company (“Maryland Owner”) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mortgage Loan Agreement”), and the Mortgage Borrowers (other than Maryland Borrower (as defined in the Mortgage Loan Agreement)) and Maryland Owner have granted Mortgage Lender first priority mortgages, deeds of trust and deeds to secure debt, as the case may be (collectively, the “Mortgage”) on, among other things, the real property as more fully described in the Mortgage;

WHEREAS, JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “First Mezzanine Noteholders”) are making a loan in the aggregate principal amount of $100,000,000.00 (the “First Mezzanine Loan”), which First Mezzanine Loan is evidenced by that certain Promissory Note (First Mezzanine Loan), dated as of the date hereof (as the same may be amended, severed, split, extended, consolidated, restated, replaced, supplemented or otherwise modified from time to time, the “First Mezzanine Note”), made by HCR I-A Properties, LLC, a Delaware limited liability company (“I-A Borrower”), and HCR I-B Properties, LLC, a Delaware limited liability company (“I-B Borrower”, and together with I-A Borrower, each, a “First Mezzanine Borrower” and collectively, the “First Mezzanine Borrowers”), in favor of the First Mezzanine Noteholders pursuant to that certain Loan Agreement (First Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as collateral agent for itself and the other First Mezzanine Noteholders (together with its successors and assigns, the “First Mezzanine Lender”), and the First Mezzanine Borrowers

(as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “First Mezzanine Loan Agreement”), and secured by, among other things, a pledge of all of I-A Borrower’s interest in the Mortgage Borrowers (other than Maryland Borrower (as defined in the Mortgage Loan Agreement)) and Maryland Owner and I-B Borrower’s interest in I-A Borrower;

WHEREAS, JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Second Mezzanine Noteholders”) are making a loan in the aggregate principal amount of $250,000,000.00 (the “Second Mezzanine Loan”), which Second Mezzanine Loan is evidenced by that certain Promissory Note (Second Mezzanine Loan), dated as of the date hereof (as the same may be amended, severed, split, extended, consolidated, restated, replaced, supplemented or otherwise modified from time to time, the “Second Mezzanine Note”), made by HCR II Properties, LLC, a Delaware limited liability company (“Second Mezzanine Borrower”), in favor of the Second Mezzanine Noteholders pursuant to that certain Loan Agreement (Second Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as collateral agent for itself and the other Second Mezzanine Noteholders (together with its successors and assigns, the “Second Mezzanine Lender”), and the Second Mezzanine Borrowers (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Second Mezzanine Loan Agreement”), and secured by, among other things, a pledge of all of Second Mezzanine Borrower’s interest in I-B Borrower;

WHEREAS, JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Third Mezzanine Noteholders”) are making a loan in the aggregate principal amount of $250,000,000.00 (the “Third Mezzanine Loan”), which Third Mezzanine Loan is evidenced by that certain Promissory Note (Third Mezzanine Loan), dated as of the date hereof (as the same may be amended, severed, split, extended, consolidated, restated, replaced, supplemented or otherwise modified from time to time, the “Third Mezzanine Note”), made by HCR III Properties, LLC, a Delaware limited liability company (“Third Mezzanine Borrower”), in favor of the Third Mezzanine Noteholders pursuant to that certain Loan Agreement (Third Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as collateral agent for itself and the other Third Mezzanine Noteholders (together with its successors and assigns, the “Third Mezzanine Lender”), and the Third Mezzanine Borrowers (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Third Mezzanine Loan Agreement”), and secured by, among other things, a pledge of all of Third Mezzanine Borrower’s interest in Second Mezzanine Borrower;

WHEREAS, JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Fourth Mezzanine Noteholders”) are making a loan in the aggregate principal amount of $250,000,000.00 (the “Fourth Mezzanine Loan”), which Fourth Mezzanine Loan is evidenced by that certain Promissory Note (Fourth Mezzanine Loan), dated as of the date hereof (as the same may be amended, severed, split, extended, consolidated, restated, replaced, supplemented or otherwise modified from time to time, the “Fourth Mezzanine Note”), made by HCR IV Properties, LLC, a Delaware limited liability company

(“Fourth Mezzanine Borrower”), in favor of the Fourth Mezzanine Noteholders pursuant to that certain Loan Agreement (Fourth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as collateral agent for itself and the other Fourth Mezzanine Noteholders (together with its successors and assigns, the “Fourth Mezzanine Lender”), and the Fourth Mezzanine Borrowers (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Fourth Mezzanine Loan Agreement”), and secured by, among other things, a pledge of all of Fourth Mezzanine Borrower’s interest in Third Mezzanine Borrower;

WHEREAS, JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Fifth Mezzanine Noteholders”) are making a loan in the aggregate principal amount of $250,000,000.00 (the “Fifth Mezzanine Loan”), which Fifth Mezzanine Loan is evidenced by that certain Promissory Note (Fifth Mezzanine Loan), dated as of the date hereof (as the same may be amended, severed, split, extended, consolidated, restated, replaced, supplemented or otherwise modified from time to time, the “Fifth Mezzanine Note”), made by HCR V Properties, LLC, a Delaware limited liability company (“Fifth Mezzanine Borrower”), in favor of the Fifth Mezzanine Noteholders pursuant to that certain Loan Agreement (Fifth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as collateral agent for itself and the other Fifth Mezzanine Noteholders (together with its successors and assigns, the “Fifth Mezzanine Lender”), and the Fifth Mezzanine Borrowers (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Fifth Mezzanine Loan Agreement”), and secured by, among other things, a pledge of all of Fifth Mezzanine Borrower’s interest in Fourth Mezzanine Borrower;

WHEREAS, JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Sixth Mezzanine Noteholders”) are making a loan in the aggregate principal amount of $250,000,000.00 (the “Sixth Mezzanine Loan”), which Sixth Mezzanine Loan is evidenced by that certain Promissory Note (Sixth Mezzanine Loan), dated as of the date hereof (as the same may be amended, severed, split, extended, consolidated, restated, replaced, supplemented or otherwise modified from time to time, the “Sixth Mezzanine Note”), made by HCR VI Properties, LLC, a Delaware limited liability company (“Sixth Mezzanine Borrower”), in favor of the Sixth Mezzanine Noteholders pursuant to that certain Loan Agreement (Sixth Mezzanine Loan), dated as of the date hereof, by and between JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as collateral agent for itself and the other Sixth Mezzanine Noteholders (together with its successors and assigns, the “Sixth Mezzanine Lender”), and the Sixth Mezzanine Borrowers (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Sixth Mezzanine Loan Agreement”), and secured by, among other things, a pledge of all of Sixth Mezzanine Borrower’s interest in Fifth Mezzanine Borrower;

WHEREAS, Borrower is the legal and beneficial owner of one hundred percent (100%) of the issued and outstanding limited liability company interests in Sixth Mezzanine Borrower;

WHEREAS, Borrower has requested that Lender make a loan to Borrower in the aggregate principal amount of $250,000,000.00 (the “Loan”) evidenced by that certain Promissory Note (Seventh Mezzanine Loan), dated as of the date hereof (as the same may be amended, severed, split, extended, consolidated, restated, replaced, supplemented or otherwise modified from time to time, the “Note”) made by Borrower in favor of JPMorgan Chase Bank, N.A., Column Financial, Inc. and Bank of America, N.A. (collectively, the “Noteholders”); and

WHEREAS, it is a condition precedent to the obligation of the Noteholders to make the Loan to Borrower, as borrower under the Loan Agreement, that Pledgor shall have executed and delivered this Agreement to Lender;

NOW, THEREFORE, for ten dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in consideration of the premises and to induce Lender to make its loan under the Loan Agreement (as defined below), Pledgor hereby agrees with Lender as follows:

1.             Defined Terms. As used in this Agreement, the following terms have the meanings set forth in or incorporated by reference below:

“I-A Borrower” has the meaning ascribed to such term in the Recitals hereof.

“I-B Borrower” has the meaning ascribed to such term in the Recitals hereof.

“Agreement” has the meaning ascribed to such term in the introductory paragraph hereof.

“Article 8 Matter” has the meaning ascribed to such term in Section 18(1) hereof.

“Borrower” has the meaning ascribed to such term in the introductory paragraph hereof.

“Code” means the Uniform Commercial Code from time to time in effect in the State of New York and/or the State of Delaware, as the context may require.

“Collateral” has the meaning ascribed to such term in Section 2 hereof.

“Fifth Mezzanine Borrower” has the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Lender” has the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Loan” has the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Loan Agreement” has the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Loan Documents” shall have the meaning ascribed to the term “Loan Documents” in the Fifth Mezzanine Loan Agreement.

“Fifth Mezzanine Note” has the meaning ascribed to such term in the Recitals hereof.

“Fifth Mezzanine Noteholder” has the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Borrower” has the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Lender” has the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Loan” has the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Loan Agreement” has the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Loan Documents” shall have the meaning ascribed to the term “Loan Documents” in the First Mezzanine Loan Agreement.

“First Mezzanine Note” has the meaning ascribed to such term in the Recitals hereof.

“First Mezzanine Noteholder” has the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Borrower” has the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Lender” has the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Loan” has the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Loan Agreement” has the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Loan Documents” shall have the meaning ascribed to the term “Loan Documents” in the Fourth Mezzanine Loan Agreement.

“Fourth Mezzanine Note” has the meaning ascribed to such term in the Recitals hereof.

“Fourth Mezzanine Noteholder” has the meaning ascribed to such term in the Recitals hereof.

“Lender” has the meaning ascribed to such term in the introductory paragraph hereof.

“Lien” shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest or any other encumbrance or charge, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement and any mechanic’s, materialmen’s and other similar liens and encumbrances.

“Loan” has the meaning ascribed to such term in the Recitals hereof.

“Loan Agreement” means the Loan Agreement (Seventh Mezzanine Loan), dated as of the date hereof, by and between Borrower and Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Documents” means the Note, the Loan Agreement, this Agreement, the Mezzanine Cash Management Agreement, the UCC-1 Financing Statements and the other documents, agreements, and instruments entered into in connection with the Loan.

“Maryland Owner” has the meaning ascribed to such term in the Recitals hereof.

“Mezzanine Cash Management Agreement” means the Cash Management Agreement (Seventh Mezzanine Loan), dated as of the date hereof, by and between Borrower and Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Mortgage” has the meaning ascribed to such term in the Recitals hereof.

“Mortgage Borrower” has the meaning ascribed to such term in the Recitals hereof.

“Mortgage Lender” has the meaning ascribed to such term in the Recitals hereof.

“Mortgage Loan” has the meaning ascribed to such term in the Recitals hereof.

“Mortgage Loan Agreement” has the meaning ascribed to such term in the Recitals hereof.

“Mortgage Note” has the meaning ascribed to such term in the Recitals hereof.

“Mortgage Noteholder” has the meaning ascribed to such term in the Recitals hereof.

“Note” has the meaning ascribed to such term in the Recitals hereof.

“Pledged Securities” means the limited liability company interests of Pledgor in Sixth Mezzanine Borrower, together with all limited liability company certificates, options or rights of any nature whatsoever which may be issued or granted to Pledgor by Sixth Mezzanine Borrower, as the case may be, while this Agreement is in effect.

“Pledgor” has the meaning ascribed to such term in the introductory paragraph hereof.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of Delaware on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto.

“Property” has the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Borrower” has the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Lender” has the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Loan” has the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Loan Agreement” has the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Loan Documents” shall have the meaning ascribed to the term “Loan Documents” in the Second Mezzanine Loan Agreement.

“Second Mezzanine Note” has the meaning ascribed to such term in the Recitals hereof.

“Second Mezzanine Noteholder” has the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Borrower” has the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Lender” has the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Loan” has the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Loan Agreement” has the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Loan Documents” shall have the meaning ascribed to the term “Loan Documents” in the Sixth Mezzanine Loan Agreement.

“Sixth Mezzanine Note” has the meaning ascribed to such term in the Recitals hereof.

“Sixth Mezzanine Noteholder” has the meaning ascribed to such term in the Recitals hereof.

“Special Damages” shall have the meaning ascribed to such term in Section 18(k) hereof.

“Third Mezzanine Borrower” has the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Lender” has the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Loan” has the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Loan Agreement” has the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Loan Documents” shall have the meaning ascribed to the term “Loan Documents” in the Third Mezzanine Loan Agreement.

“Third Mezzanine Note” has the meaning ascribed to such term in the Recitals hereof.

“Third Mezzanine Noteholder” has the meaning ascribed to such term in the Recitals hereof.

Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

(i)                                     The words “hereof’, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, schedule and exhibit references are to this Agreement, unless otherwise specified.

(ii)                                  The word “including”, when used in this Agreement, shall be deemed to be followed by the words “but not limited to.”

(iii)                               Unless otherwise specified herein, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

2.                                      Pledge; Grant of Security Interest. Pledgor hereby pledges and grants to Lender, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Debt, a first priority security interest in all of Pledgor’s right, title and interest to the following (collectively, the “Collateral”):

(i)                                     all Pledged Securities;

(ii)                                  all securities, moneys or property representing dividends or interest on any of the Pledged Securities, or representing a distribution in respect of the Pledged Securities, or resulting from a split-up, revision, reclassification or other like change of the Pledged Securities or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Securities;

(iii)                               all right, title and interest of Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Securities and any other Collateral;

(iv)                              all “accounts”, “general intangibles”, “instruments” and “investment property” (in each case as defined in the Code) constituting or evidencing the foregoing; and

(v)                                 all Proceeds of any of the foregoing property of Pledgor (including, without limitation, any proceeds of insurance thereon, all “accounts”, “general intangibles”, “instruments” and “investment property”, in each case as defined in the Code, constituting or evidencing the foregoing).

3.                                      Powers. Concurrently with the delivery to Lender of each certificate representing Pledged Securities, Pledgor shall deliver undated limited liability company powers (or their equivalent) covering each such certificate, duly executed in blank with, if Lender so reasonably requests, signature guaranteed.

4.                                      Representations and Warranties. Pledgor represents and warrants as of the date hereof that:

(a)                                  no authorization, consent of or notice to any other Person (including, without limitation, any member or creditor of Pledgor or Sixth Mezzanine Borrower) that has not been obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement including, without limitation, the assignment and transfer by Borrower of any of the Collateral to Lender or the subsequent transfer thereof by Lender pursuant to the terms hereof;

(b)                                 the Pledged Securities constitute all of the issued and outstanding limited liability company interests in the Sixth Mezzanine Borrower;

(c)                                  Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities, in each case free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement, and the Pledged Securities have not previously been assigned, sold, transferred, pledged or encumbered (except pursuant to this Agreement);

(d)                                 upon delivery to Lender of the limited liability membership certificates evidencing the Pledged Securities, the Liens granted pursuant to this Agreement will constitute valid, perfected first priority Liens on the Pledged Securities and related Proceeds, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any Pledged Securities and related Proceeds from Pledgor;

(e)                                  the exact name of Pledgor is HCR VII Properties, LLC; and

(f)                                    Pledgor is organized under the laws of the State of Delaware.

5.                                      Covenants. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full:

(a)                                  Acknowledgements of Parties. If Pledgor shall, as a result of its ownership of the Pledged Securities, become entitled to receive or shall receive any limited liability company certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any certificates or shares representing the Pledged Securities, or otherwise in respect thereof, Pledgor shall hold the same in trust for Lender and deliver the same forthwith to Lender in the exact form received, duly endorsed by Pledgor to Lender, if required, together with an undated limited liability company power covering such certificate duly executed in blank and with, if Lender so reasonably requests, signature guaranteed, to be held by Lender hereunder as additional security for the Debt. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of Sixth Mezzanine Borrower shall be paid over to Lender to be held by it hereunder as additional security for the Debt in accordance with the applicable terms of the Loan Agreement, and in case any distribution of capital shall be made on or in respect of any of the Pledged Securities or any property shall be distributed upon or with respect to any of the Pledged Securities pursuant to the recapitalization or reclassification of the capital of Sixth Mezzanine Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to Lender to be held by it, subject to the terms hereof, as additional security for the Debt. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by Pledgor, Pledgor shall, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of Pledgor, as additional security for the Debt.

(b)                                 Voting. Subject to the terms of the Loan Agreement and the Sixth Mezzanine Loan Agreement, without the prior written consent of Lender, Pledgor shall not, directly or indirectly (i) vote to enable, or take any other action to permit, Sixth Mezzanine Borrower to issue any limited liability company interests or to issue any other securities convertible into or granting the right to purchase or exchange for any limited liability company interests in Sixth Mezzanine Borrower or, (ii) except as permitted by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Liens created pursuant to this Agreement. Pledgor shall defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

(c)                                  Further Actions. At any time and from time to time, upon the written request of Lender, and at the sole cost and expense of Pledgor, Pledgor shall promptly and duly give, execute, deliver, authorize to file and/or record such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted including, without limitation, authorizing the filing of UCC financing or continuation statements indicating that the Collateral covered by such financing statements is “all assets in which Borrower now or hereafter has rights”; provided, that the amount of the Debt shall not be increased thereby. Pledgor hereby authorizes Lender, upon prior notice to Pledgor, to file any such financing statements or continuation statements without the signature of Pledgor to the extent permitted by law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Lender, duly endorsed in a manner reasonably satisfactory to Lender, to be held as Collateral pursuant to this Agreement.

(d)                                 Limitation on Liens. Pledgor will not create, incur or permit to exist, will defend the Pledged Securities against, and will take all such other action as is reasonably necessary to remove, any Lien or claim on or to any of the Pledged Securities, other than the Liens created under this Agreement, and will defend the right, title and interest of Lender in, to and under the Pledged Securities against the claims and demands of all Persons whomsoever.

(e)                                  Changes in Location, Name, etc. Pledgor will not, unless (i) it shall have given thirty (30) days’ prior written notice to such effect to Lender and (ii) all action reasonably necessary or reasonably advisable, in Lender’s opinion, to protect and perfect the Liens and security interests intended to be created hereunder with respect to the Pledged Securities shall have been taken, change its name, identity or structure, or (C) reorganize or reincorporate under the laws of another jurisdiction.

(f)                                    Pledgor shall pay, and save Lender harmless from, any and all liabilities with respect to, or resulting from, any delay in paying any and all stamp, excise, sales or other taxes which may be payable or which are determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(g)                                 Future Certificates. If in the future there exist any certificates or instruments representing the Pledged Securities that have not been delivered to Lender pursuant hereto, Pledgor shall promptly deliver all such certificates or instruments to Lender.

6.                                      Certain Understandings of Parties. The parties acknowledge and agree that all of the Pledged Securities have been “certificated”, are “securities” governed by Article 8 of the Code and, during the term of this Agreement, the Pledged Securities are and will be deemed securities under Article 8 and Article 9 of the Code, including without limitation, Section 8-103(c) of the Code.

7.                                      Cash Dividends; Voting Rights. Subject to Section 15 hereof (relating to the application of distributions to pay the Loan) and the provisions of the Mezzanine Cash Management Agreement, and unless an Event of Default shall have occurred and is then continuing, Pledgor shall be permitted to receive all limited liability company distributions or cash dividends paid in the normal course of business of Sixth Mezzanine Borrower, and, unless Pledgor shall have received from Lender a notice of the existence of an Event of Default or a Voting Rights Notice (as defined below), to exercise all voting and limited liability company interests with respect to the Pledged Securities. Lender shall execute and deliver to Pledgor, or cause to be executed and delivered to Pledgor, all such proxies, powers of attorney and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and consensual and other rights and powers it is entitled to exercise pursuant to this Section 7.

8.                                      Rights of Lender.

(a)                                  If an Event of Default shall occur and be continuing, Lender shall have the right, to the extent not prohibited by applicable law, to receive any and all income, cash dividends, distributions, proceeds or other property received or paid in respect of the Pledged Securities and make application thereof to the Debt, in such order as Lender, in its sole discretion, may elect, in accordance with the Loan Documents. If an Event of Default shall occur and be continuing, then all such Pledged Securities at Lender’s option, shall be registered in the name of Lender or its nominee (if not already so registered), and upon either (x) prior written notice of the existence of an Event of Default or alternatively (y) two (2) Business Days’ prior written notice from the Lender to Pledgor of the Lender’s intention to exercise such rights (a “Voting Rights Notice”), Lender or its nominee may thereafter exercise (i) all voting and all limited liability company membership and other rights pertaining to the Pledged Securities, and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Sixth Mezzanine Borrower, or upon the exercise by Pledgor or Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)                                 The rights of Lender under this Agreement shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Pledgor or against any other Person which may be or become liable in respect of all or any part of the Debt or against any other security therefor, guarantee thereof or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so (except to the extent of Lender’s gross negligence or willful misconduct), nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(c)                                  Upon satisfaction in full of the Debt (other than contingent obligations or liabilities) including the payment of all amounts owed on the Note, Lender’s rights under this Agreement shall terminate and Lender shall, at Pledgor’s sole cost and expense (including reasonable attorneys’ fees and disbursements), execute and deliver to Pledgor, or authorize Pledgor or its authorized representatives to file, UCC-3 termination statements or similar documents and agreements required to terminate all of Lender’s rights under this Agreement and all other Loan Documents and deliver to the applicable Pledgor all certificates representing the Pledged Securities and all other possessory Collateral delivered to Lender in connection with the Loan.

(d)                                 After the occurrence and during the continuance of an Event of Default, Pledgor also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Sections 9 or 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(e)                                  The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and may not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, or employees shall be responsible to Pledgor for any act or failure to act hereunder, except for its or their gross negligence or willful misconduct.

(f)                                    After the occurrence and during the continuance of an Event of Default, if Pledgor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable and customary expenses of Lender incurred in connection with such performance or compliance, together with interest at the Default Rate if such expenses are not paid within three (3) Business Days after demand, shall be payable by Pledgor to Lender on demand and shall constitute obligations secured hereby.

9.                                      Remedies. (a) If an Event of Default shall occur and be continuing, to the extent not prohibited by applicable law, Lender may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Debt:

(i)                                     all rights and remedies of a secured party under the Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and each Pledgor agrees to take all such action as may be necessary to give effect to such right);

(ii)                                  Lender may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral; and

(iii)                               Lender in its discretion may, in its name or in the name of any Pledgor or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

(b)                                 If an Event of Default shall have occurred and be continuing, without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice (except any notice required by law or otherwise required by the Loan Documents) of any kind (except any notice required by law referred to below or otherwise required hereby) to or upon Pledgor, Sixth Mezzanine Borrower or any other Person (all and each of which demands, presentments, protests, advertisements and notices, or other defenses, are hereby waived by Pledgor to the extent permitted under applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right, without notice or publication, to adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be adjourned without further notice. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Pledgor, which right or equity of redemption is hereby waived or released. Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Debt, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, including, without limitation, Sections 9-610 and 9-615 of the Code, need Lender account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, except for any claims, damages and demands it may have against Lender arising from the willful misconduct or gross negligence of Lender or its affiliates, or any agents or employees of the foregoing. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days prior to such sale or other disposition (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the Code or its equivalent in other jurisdictions), which notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral will first be offered for sale at such board or exchange.

(c)                                  To the extent not prohibited by applicable law, the rights, powers, privileges and remedies of Lender under this Agreement are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Lender at law or in equity. All such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of Lender hereunder.

10.                               Private Sales. (a) Pledgor recognizes that Lender may be unable to effect a public sale of any or all of the Pledged Securities, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale. Lender shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit Pledgor or Sixth Mezzanine Borrower to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Pledgor or Sixth Mezzanine Borrower would agree to do so.

(b)                                 Pledgor further shall use its commercially resonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Pledged Securities pursuant to this Section 10 valid and binding and in compliance with any and all other requirements of applicable law. Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that (x) no Event of Default has occurred under the Loan Agreement or (y) the Debt has been satisfied. Notwithstanding anything to the contrary contained in this clause (b), neither Pledgor nor Sixth Mezzanine Borrower shall be required to register any of its membership interests under the Securities Act of 1933.

(c)                                  Lender shall not incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market. To the extent not prohibited by applicable law, Borrower hereby waives any claims against Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Debt, even if Lender accepts the first offer received and does not offer any Collateral to more than one offeree, provided that Lender has acted in a commercially reasonable manner in conducting such private sale and shall have given at least ten (10) days prior written notice to Borrower of such sale.

(d)                                 The Code states that Lender is able to purchase the Pledged Securities only if they are sold at a public sale. Lender has advised Pledgor that SEC staff personnel have issued various No-Action Letters describing procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the Code, yet not public for purposes of Section 4(2) of the Securities Act of 1933. The Code permits Pledgor to agree on the standards for determining whether Lender has complied with its obligations under Article 9 of the Code. Pursuant to the Code, Pledgor specifically agrees (x) that it shall not raise any objection to Lender’s purchase of the Pledged Securities (through bidding on the obligations or otherwise) and (y) that a foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters (i) shall be considered to be a “public” sale for purposes of the Code; (ii) will be considered commercially reasonable notwithstanding that the Lender has not registered or sought to register the Pledged Securities under any securities law applicable to the Pledged Securities, even if Pledgor or Sixth Mezzanine Borrower agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that Lender purchases the Pledged Securities at such a sale.

(d)                                 Pledgor agrees that Lender shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Securities sold by Lender pursuant to this Agreement. Lender, may, in its sole discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers. Without in any way limiting Lender’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable, Pledgor hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale and hereby irrevocably waives, to the extent not prohibited by applicable law, any right to contest any such sale:

(i)                                     Lender conducts the foreclosure sale in the State of New York;

(ii)                                  The foreclosure sale is conducted in accordance with the laws of the State of New York;

(iii)                               Not less than ten (10) days prior to the foreclosure sale, Lender notifies Pledgor at the address set forth herein of the time and place of such foreclosure sale;

(iv)                              The foreclosure sale is conducted by an auctioneer licensed in the State of New York and is conducted in front of the New York Supreme Court located in New York City or such other New York State Court having jurisdiction over the Collateral on any Business Day between the hours of 9 a.m and 5 p.m.;

(v)                                 The notice of the date, time and location of the foreclosure sale is published in the New York Times or The Wall Street Journal (or such other newspaper widely circulated in New York, New York) for seven (7) consecutive days prior to the date of the foreclosure sale; and

(vi)                              Lender sends notification of the foreclosure sale to all secured parties identified as a result of a search of the UCC financings statements in the filing offices located in the State of Delaware conducted not later than twenty (20) days and not earlier than thirty (30) days before such notification date.

11.                               Limitation on Duties Regarding Collateral. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its directors, officers, employees or agents shall be liable (except to the extent of Lender’s, its directors’, officers’ and employees’ gross negligence or willful misconduct) for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

12.                               Financing Statements; Other Documents. On the date hereof, Pledgor shall deliver to Lender the certificates for the Pledged Securities, together with powers in blank for each such certificate, and hereby authorizes Lender to file UCC-1 financing statements with respect to the Collateral in such jurisdictions as Lender shall deem necessary. Pledgor agrees to deliver any other document or instrument which Lender may reasonably request with respect to the Collateral for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

13.                               Attorney-in-Fact. Following the occurrence and during the continuance of an Event of Default, without limiting any rights or powers granted by this Agreement to Lender, Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of each Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem reasonably necessary or advisable to accomplish the purposes hereof including, without limitation (to the extent not prohibited by applicable law):

(a)                                  to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and unpaid and to become due under or in respect of any of the Collateral;

(b)                                 to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)                                  to file any claims or take any action or institute any proceedings that the Agent may deem reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender, with respect to any of the Collateral; and

(d)                                 to execute, in connection with the sale provided for in Section 9 or 10 hereof, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

If so requested by Lender, each Pledgor shall ratify and confirm any such sale or transfer by executing and delivering to Lender at Pledgor’s expense all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be reasonably designated in any such request.

14.                               Additional Covenants of Pledgor Relating to Affirmative Covenants of Sixth Mezzanine Borrower. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full, Pledgor shall, and shall cause Sixth Mezzanine Borrower to, (a) take any and all actions either necessary or reasonably requested by Lender to ensure material compliance with Section 5.1 of the Sixth Mezzanine Loan Agreement, (b) take such actions as are required by or to materially comply with the terms and provisions of the Sixth Mezzanine Loan Documents applicable to it, and shall not permit to be taken any actions that violate the terms and provisions of the Sixth Mezzanine Loan Documents and (c) not to apply amounts disbursed to any Sixth Mezzanine Borrower pursuant to the requirements of the Sixth Mezzanine Loan Documents in a manner contrary to the requirements of the Sixth Mezzanine Loan Documents.

15.                               Additional Covenants of Pledgor Relating to Negative Covenants of Sixth Mezzanine Borrower. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full, Pledgor shall cause Sixth Mezzanine Borrower to take, any action to ensure compliance by the Sixth Mezzanine Borrower with Section 5.2 of the Sixth Mezzanine Loan Agreement.

16.                               Non-Recourse. The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Agreement as to the liability of Borrower hereunder to the same extent and with the same force as if fully set forth herein.

17.                               Indemnity. Pledgor agrees that the terms and provisions of Section 10.13 of the Loan Agreement are hereby incorporated by reference into this Agreement to the same extent and with the same force as if fully set forth herein.

18.                               Miscellaneous.

(a)                                  Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b)           Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c)           No Waiver; Cumulative Remedies. Lender shall not by any act (except by a written instrument pursuant to Section 18(d) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising (except to the extent of Lender’s gross negligence or willful misconduct), on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof, to the extent not prohibited by applicable law. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers or privileges provided by law.

(d)           Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Agreement shall be binding upon and shall inure to the benefit of Pledgor and the respective successors and assigns of Pledgor and shall inure to the benefit of Lender and its respective successors and assigns; provided, however, except to the extent permitted pursuant to the Loan Agreement, no Pledgor shall have any right to assign its rights hereunder. The rights of Lender under this Agreement shall automatically be transferred to any permitted transferee to which Lender transfers the Note and Loan Agreement.

(e)           Notices. Notices by Lender to Pledgor or Sixth Mezzanine Borrower, to be effective, shall be in writing, addressed or transmitted to Pledgor or Sixth Mezzanine Borrower, as the case may be, at the address of Borrower set forth in the Loan Agreement, and shall be deemed to have been duly given or made if given or made in accordance with the terms and provisions of Section 10.6 of the Loan Agreement.

(f)            Governing Law.

(i)            THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY PLEDGOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF PLEDGOR AND LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(ii)           ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OR PLEDGOR’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, PLEDGOR AND LENDER EACH WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR DOES HEREBY DESIGNATE AND APPOINT:

CT CORPORATION

111 EIGHTH AVENUE, 13TH FLOOR

NEW YORK, NEW YORK 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED IN SECTION 10.6 OF THE LOAN AGREEMENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. PLEDGOR (A) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (B) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE

OF PROCESS), AND (C) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

(g)           Agents. Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for their actions except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.

(h)           Irrevocable Authorization and Instruction to Sixth Mezzanine Borrower. Pledgor hereby authorizes and instructs Sixth Mezzanine Borrower and any servicer of the Loan to comply with any instruction received by it from Lender in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that Sixth Mezzanine Borrower and any servicer shall be fully protected in so complying.

(i)            Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

(j)            WAIVER OF JURY TRIAL, DAMAGES, JURISDICTION. PLEDGOR AND LENDER EACH HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY DEALINGS BETWEEN PLEDGOR AND LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. PLEDGOR AND LENDER EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO A BUSINESS RELATIONSHIP WITH PLEDGOR. PLEDGOR AND LENDER EACH REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH WAIVER IS KNOWINGLY AND VOLUNTARILY GIVEN FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED, EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, REAFFIRMATIONS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

WITH RESPECT TO ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, EACH OF PLEDGOR AND LENDER SHALL AND HEREBY DOES SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF

THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM). EACH OF PLEDGOR AND LENDER HEREBY WAIVES, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER PLEDGOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON PLEDGOR AT THE ADDRESS OF PLEDGOR AND TO THE ATTENTION OF SUCH PERSON AS SET FORTH IN THIS SECTION 18.

(k)           No claim may be made by Pledgor against Lender, its affiliates and its respective directors, officers, employees, or attorneys for any special, indirect or consequential damages (“Special Damages”) in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law), but excluding gross negligence or willful misconduct by Lender, its Affiliates and its directors, officers, employees and attorneys, in connection with, arising out of, or in any way related to the transactions contemplated or relationship established by this Agreement, or any act, omission or event occurring in connection herewith or therewith; and to the fullest extent not prohibited by law Pledgor hereby waives, releases and agrees not to sue upon any such claim for Special Damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(l)            Irrevocable Proxy. Solely with respect to Article 8 Matters (as hereinafter defined), Pledgor hereby irrevocably grants and appoints Lender, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Pledged Securities, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters. The proxy granted and appointed in this Section 18(1) shall include the right to sign Pledgor’s name (as the direct owner of Sixth Mezzanine Borrower) to any consent, certificate or other document relating to an Article 8 Matter and the Pledged Securities that applicable law may permit or require, to cause the Pledged Securities to be voted in accordance with the preceding sentence. Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to an Article 8 Matter that Pledgor may have granted or appointed. Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Securities with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect. The proxies and powers granted by the Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of the Pledgor’s obligations. As used herein, “Article 8 Matter” means any action, decision, determination or election by Borrower or its member(s) or partner(s) that its membership interests, partnership interests or other equity interests, or any of them, be, or cease to be, a “security” as defined in and governed by Article 8 of the Uniform Commercial Code, and all other matters related to any such action, decision, determination or election.

(m)          Acknowledgment and Consent. Pledgor shall cause Sixth Mezzanine Borrower to execute and deliver to Lender an Acknowledgment and Consent with respect to this Agreement in the form of Exhibit A attached hereto in connection with the execution and delivery of this Agreement.

(n)           Joint and Several Liability. If Pledgor consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

(o)           Inconsistency. In the event of any conflicts or inconsistencies between the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall govern.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date set forth above.

BORROWER:

HCR VII PROPERTIES, LLC,
a Delaware limited liability company

By:
Name:
Title:

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONSENT

The undersigned (collectively, the “Issuer”) hereby acknowledges receipt of a copy of that certain Pledge and Security Agreement (Seventh Mezzanine Loan), dated as of the date hereof (as amended, supplemented, replaced, restated or otherwise modified from time to time, the “Pledge Agreement”), and agrees that the Pledgor (as defined in the Pledge Agreement) is bound thereby. The Issuer agrees to notify Lender promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Pledge Agreement, of even date herewith, by and between Pledgor and JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as Lender.

For purposes of perfecting the security interest of Lender therein, the Issuer agrees as follows:

On the date hereof, the registered owner of each entity making up Issuer is as reflected on Schedule 1 of the Pledge Agreement.

The registered pledgee of the Pledged Securities is:

JPMORGAN CHASE BANK, N.A.,

its successors and assigns, as collateral agent for itself and the other Noteholders

There are no liens of the Issuer on the Pledged Securities or any adverse claims thereto for which the Issuer has a duty under Section 8-403 of the Uniform Commercial Code (the “Code”). The Issuer has by book-entry registered the Pledged Securities in the name of the registered pledgee on or prior to the date hereof. No other pledge is currently registered on the books and records of the Issuer with respect to the Pledged Securities.

Until the Debt is paid in full (exclusive of provisions which the Loan Documents expressly state shall survive satisfaction of the Note), Issuer agrees to: (i) comply with the instructions of Lender, without any further consent from Pledgor or any other Person, in respect of the Pledged Securities; and (ii) disregard any request made by Pledgor or any other person which contravenes the instructions of Lender with respect to the Pledged Securities. Notwithstanding anything in this Acknowledgment and Consent to the contrary, this confirmation statement shall not be construed as expanding the rights of Lender to give instructions with respect to the Pledged Securities beyond such rights set forth in the Pledge Agreement or permitted under any limited liability company agreement of the Issuer or the Loan Documents.

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Dated: as of December 21, 2007

ISSUER:

HCR VI PROPERTIES, LLC, a Delaware limited liability company

By:
Name:
Title:

AGREED TO AND ACKNOWLEDGED BY:

PLEDGOR:

HCR VII PROPERTIES, LLC,
a Delaware limited liability company

By:
Name:
Title:

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